OMNIBUS MODIFICATION OF LOAN DOCUMENTS AGREEMENT

THIS OMNIBUS MODIFICATION OF LOAN DOCUMENTS AGREEMENT (this "Modification Agreement") made this 15 day of June, 2006, by and between **SMITH-MIDLAND CORPORATION,** a Delaware corporation, hereinafter called the "Borrower", and **GREATER ATLANTIC BANK,** hereinafter called the "Bank".

WHEREAS, on March 2, 2004, the Borrower and UPS CAPITAL BUSINESS CREDIT, a state chartered, uninsured bank, duly organized and existing under the laws of the State of Connecticut, successor-in-interest to First National Bank of New England (herein collectively referred to as "UPS Capital") entered into a certain $4,000,000.00 loan transaction (the "Loan"), which Loan is evidenced by a certain Promissory Note dated June 25, 1998 (the "Note"), in the original principal amount of $4,000.000.00, made by the Borrower and payable to the order of the UPS Capital; and,

WHEREAS, the Borrower and certain related parties entered into the following documents evidencing, guaranteeing and/or securing the Loan:

A. Security Agreement dated June 25, 1998 made by the Borrower to secure unto UPS Capital payment of the Note (the "Borrower Security Agreement"), and any and all Uniform Commercial Code financing statements and continuation statements filed in connection therewith; and,

B. Guaranty Agreement dated June 25, 1998, by Smith-Midland Corporation, a Virginia corporation ("SMC-VA"), guaranteeing payment of the Note (the "SMC-VA Guaranty"); and,

C. Deed of Trust dated June 25, 1998, in the amount of $2,908,000.00, made by SMC-VA to secure unto UPS Capital the payment of the Note by the Borrower, and the performance of SMC-VA's obligations under the SMC-VA Guaranty, which Deed of Trust is recorded in Deed Book 809, Page 132 among the Fauquier County, Virginia, land records (the "19.3 Improved Virginia Property Deed of Trust"); and,

D. Deed of Trust dated June 25, 1998, in the amount of $620,000.00, made by SMC-VA to secure unto UPS Capital the payment of the Note by the Borrower, and the performance of SMC-VA's obligations under the SMC-VA Guaranty, which Deed of Trust is recorded in Deed Book 809, Page 149 among the Fauquier County, Virginia, land records (the "19.1 Vacant Virginia Property Deed of Trust"); and,

E. Security Agreement dated June 25, 1998 made by SMC-VA to secure unto UPS Capital the payment of the Note by the Borrower, and the performance of SMC-VA's obligations under the SMC-VA Guaranty (the "SMC-VA Security Agreement"), and any and all Uniform Commercial Code financing statements and continuation statements filed in connection therewith; and,

F. Guaranty Agreement dated June 25, 1998, by Smith-Carolina Corporation, a North Carolina corporation ("SC-NC"), guaranteeing payment of the Note (the "SC-NC Guaranty"); and,

G. Deed of Trust dated June 25, 1998, in the amount of $472,000.00, made by SC-NC to secure unto UPS Capital the payment of the Note by the Borrower, and the performance of SC-NC's obligations under the SC-NC Guaranty, which Deed of Trust is recorded in Deed Book 986, Page 1936 among the Rockingham County, North Carolina, land records (the "North Carolina Property Deed of Trust"); and,

H. Security Agreement dated June 25, 1998 made by SC-NC to secure unto UPS Capital the payment of the Note by the Borrower, and the performance of SC-NC's obligations under the SC-NC Guaranty (the "SC-NC Security Agreement"), and any and all Uniform Commercial Code financing statements and continuation statements filed in connection therewith; and,

I. Guaranty Agreement dated June 25, 1998, by Midland Advertising & Design, Inc., a Virginia corporation ("MADI-VA"), guaranteeing payment of the Note (the "MADI-VA Guaranty"); and,

J. Security Agreement dated June 25, 1998 made by MADI-VA to secure unto UPS Capital the payment of the Note by the Borrower, and the performance of MADI-VA's obligations under the MADI-VA Guaranty (the "MADI-VA Security Agreement"), and any and all Uniform Commercial Code financing statements and continuation statements filed in connection therewith; and,

K. Guaranty Agreement dated June 25, 1998, by Concrete Safety Systems, Inc., a Virginia corporation ("CSSI-VA"), guaranteeing payment of the Note (the "CSSI-VA Guaranty"); and,

L. Security Agreement dated June 25, 1998 made by CSSI-VA to secure unto UPS Capital the payment of the Note by the Borrower, and the performance of CSSI-VA's obligations under the CSSI-VA Guaranty (the "CSSI-VA Security Agreement"), and any and all Uniform Commercial Code financing statements and continuation statements filed in connection therewith; and,

M. Guaranty Agreement dated June 25, 1998, by Easi-Set Industries, Inc., a Virginia corporation ("ESII-VA"), guaranteeing payment of the Note (the "ESII-VA Guaranty"); and,

N. Security Agreement dated June 25, 1998 made by ESII-VA to secure unto UPS Capital the payment of the Note by the Borrower, and the performance of ESII-VA's obligations under the ESII-VA Guaranty (the "ESII-VA Security Agreement"), and any and all

Uniform Commercial Code financing statements and continuation statements filed in connection therewith; and,

O. All of the other documents evidencing, securing, guaranteeing or otherwise executed in connection with the indebtedness evidenced by the Note, which together with the Note, the Borrower Security Agreement, the SMC-VA Guaranty, the 19.3 Improved Virginia Property Deed of Trust, the 19.1 Vacant Virginia Property Deed of Trust, the SMC-VA Security Agreement, the SC-NC Guaranty, the North Carolina Property Deed of Trust, the SC-NC Security Agreement, the MADI-VA Guaranty, the MADI-VA Security Agreement, the CSSI-VA Guaranty, the CSSI-VA Security Agreement, the ESII-VA Guaranty, and the ESII-VA Security Agreement, are herein collectively referred to as the "Loan Documents"; and,

WHEREAS, pursuant to a certain Assignment of Promissory Note, Deeds of Trust, Security Agreements, and Other Loan Documents dated _____________, 2006, the Bank acquired all of UPS Capital's interest in the Loan Documents, and is the current owner and holder of the Note; and,

WHEREAS, the parties hereto desire to modify the Loan Documents as hereinafter set forth.

NOW, THEREFORE, THIS OMNIBUS MODIFICATION OF LOAN DOCUMENTS AGREEMENT,

WITNESSETH

that for and in consideration of the premises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Loan Documents are hereby amended as follows:

1. The foregoing recitals and definitions are incorporated herein by this reference.

2. All references in the Loan Documents and herein to the "Bank", the "Lender", the "Beneficiary", the "Secured Party", the "Assignee" and/or the "Indemnitee" shall hereafter mean "Greater Atlantic Bank" whose address for notice purposes is 10700 Parkridge Boulevard, Suite 120, Reston, Virginia 20191.

3. All references herein to the "Guarantors" shall hereafter mean SMC-VA, SC-NC, MADI-VA, CSSI-VA, and ESII-VA, and any reference herein to a "Guarantor" shall hereafter mean one of the aforesaid Guarantors.

4. Notwithstanding anything to the contrary contained in the Note, the Borrower shall not owe a late charge unless and until a payment due under the terms of the Note is not received by the Bank within fifteen (15) days after the due date thereof.

5. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed in default if it cures any event of default that can be cured by the payment of money, within ten (10) days after written notice thereof from the Bank.

6. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed in default if it cures any event of default other than a default that can be cured by the payment of money, within fifteen (15) days after written notice thereof from the Bank (unless a longer period is specifically provided for such an event of default in the Loan Documents.).

7. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed in default under the terms of the Loan Documents as a result of the occurrence of a default under the terms of, or an acceleration of, any other instrument or writing evidencing a debt of the Borrower or such Guarantor to someone other than the Bank, or the entry of a judgment relating thereto, if such debt or judgement is in an amount of $250,000.00 or less.

8. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed in default under the terms of the Loan Documents as a result of a default by the Borrower or any of the Guarantors under the terms of the applicable Loan Documents unless such default is a material default, in the reasonable judgment of the Bank.

9. Notwithstanding anything to the contrary contained in the Loan Documents, the Borrower shall not be deemed in default under the terms of the Loan Documents as a result of (i) the loss, theft, substantial damage, destruction or transfer or encumbrance without fair value in return, of less than a material amount of the Borrower's assets or (ii) judgment against, or the attachment by a creditor of the Borrower or a Guarantor of less than a material amount of the Borrower's assets (on a consolidated basis).

10. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed to have waived its right to receive notice from the Bank in any circumstance where the Borrower or such Guarantor is otherwise entitled to any such notice.

11. Notwithstanding anything to the contrary contained in the Loan Documents, whenever a future determination is to be made as to the accuracy of representations and warranties, the relevant criteria shall be whether or not such representations and warranties were accurate as of the date they were made.

12. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed in default under the Loan Documents solely on the basis that the Bank believes that the prospect of payment of any obligations by the

Borrower or any Guarantor under the Loan Documents, or the performance of any agreement of the Borrower or any Guarantor of any of their obligations under the Loan Documents, is impaired, or there is a change in the assets, liabilities, condition (financial, operating or otherwise) or business of the Borrower or any Guarantor as the Bank believes increases its risk of non-collection.

13. Notwithstanding anything to the contrary contained in the Loan Documents, neither the Borrower nor any Guarantor shall be deemed to have waived its right to trial by jury.

14. Notwithstanding anything to the contrary contained in the Loan Documents, the enforcement of the Bank's rights and the Borrower's (and the Guarantors') obligations set for therein, may be limited by general principles of equity.

15. Notwithstanding anything to the contrary contained in the Loan Documents, from and after the effective date hereof, the Borrower and the Guarantors warrant and represent to the Bank that the "Collateral" as defined and described in the various Security Agreements included in the Loan Documents, will be subject only to liens, encumbrances, security interests and/or claims held by the Bank, except for such personal property as is owned by, or hereafter acquired by, the Borrower or any of the Guarantors that is subject to a bona fide purchase money security interest.

16. Notwithstanding anything to the contrary contained in the Loan Documents, whenever any party to the Loan Documents is required or permitted to exercise its judgment or give its consent, or make a determination or request, such judgment, consent, determination or request shall be exercised, given, withheld or made reasonably.

17. Notwithstanding anything to the contrary contained in the Loan Documents, a breach of any covenant, promise or agreement, or a failure to perform any required obligation (by action or inaction) in the Loan Documents, by either the Borrower or any Guarantor, shall constitute an event of default only if such breach or failure is material, in the reasonable judgment of the Bank.

18. Notwithstanding anything to the contrary contained in the Loan Documents, the Borrower and each Guarantor shall be permitted to change the address of its place of business and chief executive offices, and /or to change its name, provided that prior written notice is given to the Bank.

19. Notwithstanding anything to the contrary contained in the Loan Documents, any reference in the Loan Documents to "attorneys' fees" or "counsel fees" shall hereafter mean reasonable attorneys' fees or reasonable counsel fees, as applicable.

20. Notwithstanding anything to the contrary contained in the Loan Documents, any remedy that the Bank may have pursuant to the terms of the various Deeds of Trust included in the Loan Documents, relating to (i) a right to enter upon the encumbered property, (ii) a right to

the appointment of a receiver for the encumbered property, or (iii) an assignment of the leases, rents and profits relating to, or arising out of, the encumbered property, or related remedies, shall only be exercised by the Bank following an uncured default under the terms of the Loan Documents.

21. Notwithstanding anything to the contrary contained in the Loan Documents, any provision in the Loan Documents that provides for the release from liability of the Bank by a Guarantor, shall not apply to any matters arising after the Loan is paid in full.

22. Notwithstanding anything to the contrary contained in the Loan Documents, the Borrower or any Guarantor may acquire another business or entity with the prior written consent of the Bank, which consent may not be unreasonably withheld.

23. In the event of a conflict between the provisions of this Modification Agreement and any provision contained in the Loan Documents, the provisions of this Modification Agreement shall control.

24. This Modification Agreement is effective as of June __, 2006, and shall be binding on each party's respective assigns and successors in interest.

25. All of the other terms, conditions and provisions of the Loan Documents are hereby ratified, confirmed and reaffirmed, it being the intention of the Borrower and the Bank that the Loan Documents shall remain in full force and effect, except as modified heretofore or hereby.

WITNESS the following signatures and seals:

ATTEST:
[CORP. SEAL]

By: ______________________
Wesley A. Taylor, Secretary

SMITH-MIDLAND CORPORATION, a Delaware corporation

By: ______________________
Rodney I. Smith, President

GREATER ATLANTIC BANK

By: ______________________
Gary L. Hobert, Senior Vice President

JOINDER BY GUARANTORS

THE UNDERSIGNED GUARANTORS JOIN HEREIN FOR THE PURPOSE OF ACKNOWLEDGING AND AGREEING TO THE MODIFICATIONS TO THE LOAN DOCUMENTS, AS SET FORTH IN THE FOREGOING OMNIBUS MODIFICATION OF LOAN DOCUMENTS AGREEMENT TO WHICH THIS JOINDER IS ATTACHED, AND TO RATIFY AND CONFIRM OUR GUARANTEES OF THE LOAN.

ATTEST:
[CORP. SEAL]

By: _______________
Name: WESLEY A. TAYLOR
Title: SECRETARY

Smith-Midland Corporation, a Virginia corporation

By: _______________
Name: RODNEY I. SMITH
Title: PRESIDENT

ATTEST:
[CORP. SEAL]

By: _______________
Name: WESLEY A. TAYLOR
Title: SECRETARY

Smith-Carolina Corporation, a North Carolina corporation

By: _______________
Name: RODNEY I. SMITH
Title: PRESIDENT

ATTEST:

Midland Advertising & Design, Inc., a Virginia

[CORP. SEAL]

By: ____________________
Name: WESLEY A. TAYLOR
Title: SECRETARY

corporation

By: ____________________
Name: RODNEY I. SMITH
Title: PRESIDENT

ATTEST:
[CORP. SEAL]

By: ____________________
Name: WESLEY A. TAYLOR
Title: SECRETARY

Concrete Safety Systems, Inc., a Virginia corporation

By: ____________________
Name: RODNEY I. SMITH
Title: PRESIDENT

ATTEST:
[CORP. SEAL]

By: ____________________
Name: WESLEY A. TAYLOR
Title: SECRETARY

Easi-Set Industries, Inc., a Virginia corporation

By: ____________________
Name: RODNEY I. SMITH
Title: VICE PRESIDENT